                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): DECEMBER 12, 2001
                                                        -----------------

                               KOGER EQUITY, INC.
                              -------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                    FLORIDA
                                    --------
                 State or Other Jurisdiction of Incorporation)


        1-9997                                           59-2898045
-------------------------------------------------------------------------------
(Commission File Number)                      (IRS Employer Identification No.)

     433 PLAZA REAL, SUITE 335
         BOCA RATON, FLORIDA                                       33432
-------------------------------------------------------------------------------
(Address of Principal Executive Offices)                         (Zip Code)

                                 (561) 395-9666
-------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                                       NA
-------------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Reports)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On December 12, 2001, Koger Equity, Inc. (the "Company") closed the sale of select non-core assets to AP-Knight, LP, an affiliate of Apollo Real Estate Investment Fund ("AREIF") for an aggregate price of $303 million, including approximately $206.7 million cash and the exchange of AREIF's 5.73 million shares of Koger Equity, Inc. Common Stock representing 21.4% of the outstanding shares of the Company. This sale represented the disposition of approximately 30% of the Company's consolidated assets.

         In addition to the above consideration the Company received a membership interest in an AREIF subsidiary. This interest will provide the Company with a 20% participation in the net cash flow from the disposed assets after AREIF has received a 15% internal rate of return on its equity investment.

         Included in the sale are ten properties comprising 75 suburban office buildings and one retail center, which contained more than 3.9 million rentable square feet, located throughout San Antonio and Austin, Texas; Greensboro and Charlotte, North Carolina; Greenville, South Carolina and Birmingham, Alabama. Koger will continue to manage the disposed assets for which it will receive standard property management fees.

         The net proceeds from the sale will be used to fund strategic investment opportunities in high growth markets, repay debt and fund a one-time capital gain distribution in the form of a special dividend to the Company's shareholders. In regard to the latter, on December 17, 2001, the Company's Board of Directors declared a $1.74 per share dividend on its Common Stock, par value $.01 per share, payable on January 15, 2002, to the shareholders of record on December 28, 2001.

         John R. S. Jacobsson currently serves as a Director of the Company and is the partner responsible for investments at Apollo Real Estate Funds, an affiliate of AREIF. Lee S. Neibart who served as a Director of the Company until December 12, 2001, is also a partner in charge of the day-to-day operations of Apollo Real Estate Funds. Morgan Stanley acted as financial advisor to the Company in connection with this transaction and provided a fairness opinion to a committee of the Company Board of Directors whose members were not affiliated with AREIF. The committee approved the terms of the transaction and determined that such terms were similar to those that could be obtained from an unaffiliated third party.

         The above sale transaction was the subject of a Company News Release, dated December 12, 2001, a copy of which is attached hereto as Exhibit 99 and by this reference made a part hereof.

         For more information on Koger Equity, Inc., contact the company at 904-732-1000 or visit its Web site at www.koger.com.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         Listed below are the financial statements, pro forma financial information and exhibits, if any, filed as part of this report.

         (b)      Pro Forma Financial Information

                  The following unaudited pro forma financial statements set forth (i) the pro forma balance sheet as of September 30, 2001, as if the sale occurred on September 30, 2001 and (ii) the pro forma statements of operations for the year ended December 31, 2000 and the nine months ended September 30, 2001, as if the sale occurred on January 1, 2000. The pro forma financial statements are based upon assumptions contained in the notes thereto and should be read in conjunction with such notes.

                  The following unaudited pro forma financial statements may not necessarily reflect the results of operations or financial position of the Company which would have actually resulted had the sale occurred as of the date and for the periods indicated, nor should they be taken as indicative of the future results of operations or the future financial position of the Company. Differences would result from various factors, including the ability of the Company to reinvest the proceeds from the sale at returns in excess of those earned on temporary cash investments. The pro forma financial statements should be read in conjunction with the consolidated financial statements and notes of the Company included in its annual report on Form 10-K for the year ended December 31, 2000.

                               KOGER EQUITY, INC.
                       UNAUDITED PRO FORMA BALANCE SHEET
                               SEPTEMBER 30, 2001
                                 (IN THOUSANDS)


                                                                  Historical                                           Pro Forma
                                                                   9/30/01               Pro Forma Adjustments          9/30/01
                                                                  ----------         ----------------------------      ---------
ASSETS
Real Estate Investments:
  Operating properties:
    Land                                                           $ 140,448         $ (48,529)(b)                     $  91,919
    Buildings                                                        831,406          (265,739)(b)                       565,667
    Furniture and equipment                                            3,228                                               3,228
    Accumulated depreciation                                        (180,983)           62,385 (b)                      (118,598)
                                                                   ---------         ---------         ----------      ---------
      Operating properties - net                                     794,099          (251,883)                          542,216
  Undeveloped land held for investment                                13,899              (120)(b)                        13,779
  Undeveloped land held for sale                                          76                                                  76
Cash and cash equivalents                                              9,140           200,814 (a)     $  (88,000)(c)     79,525
                                                                                        (5,854)(b)        (36,575)(d)
Accounts receivable, net                                              12,338            (1,853)(b)                        10,485
Cost in excess of fair value of net assets acquired, net               1,232                                               1,232
Other assets                                                          13,997            (4,175)(b)                         9,822
                                                                   ---------         ---------         ----------      ---------
    TOTAL ASSETS                                                   $ 844,781         $ (63,071)        $ (124,575)     $ 657,135
                                                                   =========         =========         ==========      =========

LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
  Mortgages and loan payable                                       $ 337,879                           $  (88,000)(c)  $ 249,879
  Accounts payable                                                     3,090                                               3,090
  Accrued real estate taxes payable                                    9,491         $  (3,551)(a)                         5,940
  Accrued liabilities - other                                          8,969              (250)(b)                         8,719
  Dividends payable                                                    9,381                                               9,381
  Advance rents and security deposits                                  6,489            (2,324)(a)                         4,165
                                                                   ---------         ---------         ----------      ---------
    Total Liabilities                                                375,299            (6,125)           (88,000)       281,174
                                                                   ---------         ---------         ----------      ---------

Minority interest                                                     23,132                                              23,132
                                                                   ---------         ---------         ----------      ---------

Shareholders' Equity:
  Common stock                                                           296                                                 296
  Capital in excess of par value                                     469,010                                             469,010
  Notes receivable from stock sales                                   (5,066)                                             (5,066)
  Retained earnings                                                   17,460           303,016(a)         (36,575)(d)     20,266
                                                                                      (263,635)(b)
  Treasury stock, at cost                                            (35,350)          (96,327)(a)                      (131,677)
                                                                   ---------         ---------         ----------      ---------
    Total Shareholders' Equity                                       446,350           (56,946)           (36,575)       352,829
                                                                   ---------         ---------         ----------      ---------
    TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                     $ 844,781         $ (63,071)        $ (124,575)     $ 657,135
                                                                   =========         =========         ==========      =========


See accompanying notes to unaudited pro forma financial statements.

                               KOGER EQUITY, INC.
                  UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2000
                                 (IN THOUSANDS)


                                                           Historical        Pro Forma            Pro Forma
                                                              2000          Adjustments             2000
                                                           ----------       -----------           ---------

REVENUES
  Rental and other rental services                          $ 164,733         $(55,231)(a)        $ 109,502
  Management fees                                               1,793                                 1,793
  Interest                                                        703            3,502(e)             4,205
  Income from Koger Realty Services, Inc.                         645              208(d)               853
                                                            ---------         --------            ---------
    Total revenues                                            167,874          (51,521)             116,353
                                                            ---------         --------            ---------
EXPENSES
  Property operations                                          61,868          (22,456)(a)           39,412
  Depreciation and amortization                                35,133          (11,789)(b)           23,344
  Mortgage and loan interest                                   27,268           (7,466)(c)           19,802
  General and administrative                                   20,217                                20,217
  Direct cost of management fees                                  898                                   898
  Other                                                           217               (8)(a)              209
                                                            ---------         --------            ---------
    Total expenses                                            145,601          (41,719)             103,882
                                                            ---------         --------            ---------

INCOME BEFORE GAIN ON SALE OR DISPOSITION OF ASSETS,
  INCOME TAXES AND MINORITY INTEREST                           22,273           (9,802)              12,471
Gain on sale or disposition of assets                           6,015                                 6,015
                                                            ---------         --------            ---------
INCOME BEFORE INCOME TAXES AND MINORITY INTEREST               28,288           (9,802)              18,486
Income taxes                                                      (21)                                  (21)
                                                            ---------         --------            ---------
INCOME BEFORE MINORITY INTEREST                                28,309           (9,802)              18,507
Minority interest                                               1,156                                 1,156
                                                            ---------         --------            ---------
NET INCOME                                                  $  27,153         $ (9,802)           $  17,351
                                                            =========         ========            =========

EARNINGS PER SHARE:
  Basic                                                     $    1.02                             $    0.83
  Diluted                                                   $    1.01                             $    0.82

WEIGHTED AVERAGE SHARES:
  Basic                                                        26,730           (5,734)(f)           20,996
  Diluted                                                      26,962           (5,734)(f)           21,228


See accompanying notes to unaudited pro forma financial statements.

                              KOGER EQUITY, INC.
                  UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
                  FOR THE NINE MONTHS ENDED SEPTEMER 30, 2001
                                 (IN THOUSANDS)


                                                             Historical        Pro Forma             Pro Forma
                                                              9/30/01         Adjustments             9/30/01
                                                             ---------        -----------            --------
REVENUES
  Rental and other rental services                            $125,462          $(42,361)(a)          $83,101
  Management fees                                                3,530             2,524 (d)            6,054
  Interest                                                         596             1,900 (e)            2,496
  Income from Koger Realty Services, Inc.                           81                                     81
                                                              --------          --------              -------
    Total revenues                                             129,669           (37,937)              91,732
                                                              --------          --------              -------
EXPENSES
  Property operations                                           46,749           (16,370)(a)           30,379
  Depreciation and amortization                                 27,834            (9,255)(b)           18,579
  Mortgage and loan interest                                    19,379            (4,209)(c)           15,170
  General and administrative                                     6,148                                  6,148
  Direct cost of management fees                                 2,658             1,775 (d)            4,433
  Other                                                            171                (6)(a)              165
                                                              --------          --------              -------
    Total expenses                                             102,939           (28,065)              74,874
                                                              --------          --------              -------

INCOME BEFORE GAIN ON SALE OR DISPOSITION OF ASSETS,
  INCOME TAXES AND MINORITY INTEREST                            26,730            (9,872)              16,858
Gain on sale or disposition of assets                               --                                     --
                                                              --------          --------              -------
INCOME BEFORE INCOME TAXES AND MINORITY INTEREST                26,730            (9,872)              16,858
Income taxes                                                       449               255 (d)              704
                                                              --------          --------              -------
INCOME BEFORE MINORITY INTEREST                                 26,281           (10,127)              16,154
Minority interest                                                  937                                    937
                                                              --------          --------              -------
NET INCOME                                                    $ 25,344          $(10,127)             $15,217
                                                              ========          ========              =======

EARNINGS PER SHARE:
  Basic                                                       $   0.94                                $  0.72
  Diluted                                                     $   0.94                                $  0.72

WEIGHTED AVERAGE SHARES:
  Basic                                                         26,872            (5,734)(f)           21,138
  Diluted                                                       26,888            (5,734)(f)           21,154


See accompanying notes to unaudited pro forma financial statements.

                               KOGER EQUITY, INC.
                NOTES TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS

1.       Basis of Presentation

         On December 12, 2001, the Company completed the sale of ten properties comprising 75 suburban office buildings and one retail center (the "2001 Property Sale"). The Company expects to record a gain for financial purposes of approximately $39.4 million on the sale.

2.       Unaudited Pro Forma Balance Sheet

         The unaudited pro forma balance sheet as of September 30, 2001 is based on the historical balance sheet for the Company presented in the Quarterly Report on Form 10-Q for the period ended September 30, 2001. The unaudited pro forma balance sheet includes adjustments assuming this sale occurred as of September 30, 2001. Significant pro forma adjustments in the unaudited pro forma balance sheet include the following:

         (a) Adjustment for revenue and proceeds from the 2001 Property Sale. The sale proceeds include receipt of 5,733,772 shares of the Company's common stock at $16.80 per share, the closing price on August 23, 2001, the date the agreement was signed and announced.

         (b) Adjustment for cost of sale for the 2001 Property Sale. This includes $7,112,000 of selling costs.

         (c) Adjustment for repayment of outstanding balance on the Company's secured revolving credit facility.

         (d)      Adjustment for payment of tax basis capital gain dividend.

3. Unaudited Pro Forma Statement of Operations for the Year Ended December 31, 2000

         The unaudited pro forma statement of operations for the year ended December 31, 2000 is based on the historical statement of operations for the Company presented in the Annual Report on Form 10-K for the year ended December 31, 2000. The unaudited pro forma statement of operations includes adjustments assuming that the 2001 Property Sale occurred as of January 1, 2000. Significant pro forma adjustments in the unaudited pro forma statement of operations include the following:

         (a) Adjustment required for the historical rental revenues and property operations expenses for the properties sold.

         (b) Adjustment required for the historical depreciation and amortization expense for the properties sold.

         (c) Adjustment required for the historical interest expense for the secured revolving credit facility.

         (d) Adjustment required for impact on Income from Koger Realty Services, Inc. due to management contract for the properties sold.

         (e) Adjustment required for interest earned on investment of unused proceeds from the 2001 Property Sale.

         (f) Adjustment required for shares of the Company's common stock received as consideration for the 2001 Property Sale.

4. Unaudited Pro Forma Statement of Operations for the Nine Months Ended September 30, 2001

         The unaudited pro forma statement of operations for the nine months ended September 30, 2001 is based on the historical statement of operations for the Company presented in the Quarterly Report on Form 10-Q for the period ended September 30, 2001. The unaudited pro forma statement of operations includes adjustments assuming that the 2001 Property Sale occurred as of January 1, 2000. Significant pro forma adjustments in the unaudited pro forma statement of operations for the nine months ended September 30, 2001 include the following:

         (a) Adjustment required for the historical rental revenues and property operations expenses for the properties sold.

         (b) Adjustment required for the historical depreciation and amortization expense for the properties sold.

         (c) Adjustment required for the historical interest expense for the secured revolving credit facility.

         (d) Adjustment required for management fee revenues ($1,694,000) and leasing commissions ($830,000) earned by Koger Realty Services, Inc. from the properties sold. Also includes adjustment for costs incurred due to management contract for properties sold.

         (e) Adjustment required for interest earned on investment of unused proceeds from the 2001 Property Sale.

         (f) Adjustment required for shares of the Company's common stock received as consideration for the 2001 Property Sale.

         (C)   EXHIBITS

               EXHIBIT
               NUMBER      DESCRIPTION OF EXHIBIT
               ------      ----------------------

                  99       Koger Equity, Inc. News Release, dated December 12,
                           2001, which is also on the Company's web site.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.




                                      KOGER EQUITY, INC.




Dated:  December 19, 2001             By:    s/ James L. Stephens
                                            ------------------------------------
                                              James L. Stephens
                                      Title:  Vice President and
                                             Chief Accounting Officer

                                  EXHIBIT INDEX

The following designated exhibit is filed herewith:

        EXHIBIT
        NUMBER    DESCRIPTION OF EXHIBIT
        ------    ----------------------

            99 Koger Equity, Inc. News Release, dated December 12, 2001, which is also on the Company's web site.